UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                           November 7, 2008

Waterstone Financial, Inc.
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51507	20-3598485
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin	53226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                      414-761-1000

Wauwatosa Holdings, Inc
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2008, Waterstone Financial, Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2008.  A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached to this report and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:
99.1:  Press Release of Waterstone Financial, Inc., dated November 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

November 7, 2008	By:	Richard C. Larson
Name: Richard C. Larson
Title: CFO

Exhibit Index

Exhibit No.	Description
99.1	Press Release – Third Quarter 2008 Earnings